UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2020
 _____________________________
Medtronic Public Limited Company
(Exact Name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value per share	MDT	New York Stock Exchange
Floating Rate Senior Notes due 2021	MDT/21	New York Stock Exchange
0.000% Senior Notes due 2021	MDT/21A	New York Stock Exchange
0.00% Senior Notes due 2022	MDT/22B	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
0.000% Senior Notes due 2023	MDT/23C	New York Stock Exchange
0.25% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.00% Senior Notes due 2031	MDT/31A	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.50% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
1.75% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2020, Omar Ishrak, the former Chief Executive Officer of Medtronic plc (the “Company”) and currently the Company’s Executive Chairman and Chairman of the Board of Directors (the “Board”) of the Company, notified the Board of his voluntary decision to retire from the Company and not stand for reelection as a director at the Company’s 2020 Annual General Meeting of Shareholders, to be held on Friday, December 11, 2020 (the “2020 AGM”), and that in connection with his retirement he was tendering his resignation as Executive Chairman and Chairman of the Board of the Company, effective immediately prior to the start of the 2020 AGM. Mr. Ishrak’s decision to retire, not stand for reelection and resign as Executive Chairman and Chairman of the Board was not the result of any dispute or disagreement with the Company, the Company’s management or the Board on any matter relating to the operations, policies or practices of the Company.

On October 5, 2020, the Board (a) acknowledged Mr. Ishrak’s decision to retire and not stand for reelection to the Board at the 2020 AGM, (b) accepted Mr. Ishrak’s resignation as Executive Chairman and Chairman of the Board of the Company effective immediately prior to the start of the 2020 AGM, (c) appointed Geoffrey S. Martha, the Company’s Chief Executive Officer and a director, as the Chairman of the Board, effective immediately prior to the start of the 2020 AGM and (d) decreased the number of directors constituting the Board from thirteen (13) to twelve (12), effective immediately after the close of the 2020 AGM.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

Date: October 6, 2020	By	/s/ Bradley E. Lerman
Bradley E. Lerman
Senior Vice President, General Counsel and Corporate Secretary